                                                                    EXHIBIT 10.4


                                   FORM OF
                           WARRANT PURCHASE AGREEMENT




       WARRANT PURCHASE AGREEMENT (this "Agreement"), dated as of April ____, 1997, between Crescent Opportunity Corp., a [Delaware corporation] (the "Company"), and Magellan Health Services, Inc., a Delaware corporation (the "Buyer").WHEREAS, the Company desires to sell to Buyer, and Buyer desires to purchase from the Company, warrants to purchase shares of common stock of the Company, par value [$__] per share ("Common Stock");

       WHEREAS, the Company, Buyer and Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership ("Crescent"), have agreed to certain related transactions pursuant to the Transaction Documents (as defined in that certain Real Estate Purchase and Sale Agreement, dated January __, 1997, by and between Buyer and Crescent (the "REIT Purchase Agreement");

       NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Company and Buyer hereby agree as follows:

                                   ARTICLE I

                            TERMS OF THE TRANSACTION

       1.1 Sale and Purchase of Warrants. On the terms and subject to the conditions set forth in this Agreement, the Company hereby sells to Buyer, and Buyer hereby purchases from the Company, warrants (collectively, the "Warrants") to purchase shares of Common Stock. The Warrants shall be exercisable as set forth on Annex 1 and shall constitute the right to purchase that number of shares of Common Stock set forth on Annex 1, which number represents two and one-half percent (2.5%) of the Common Stock of the Company outstanding on the date hereof, on a fully diluted basis (subject to adjustment from time to time as provided in the Warrants). The Warrants shall be in substantially the form set forth as Exhibit A hereto (except for the number of shares and the exercise period which shall be in accordance with Annex 1).

       1.2 Purchase Price and Payment. The parties hereto acknowledge that the Purchase Price for the Warrants was made by them in arm's length negotiation. The aggregate purchase price for the Warrants is Ten and No/100 Dollars ($10.00) (the "Purchase Price").

       1.3 Defined Terms. A list of terms used in this Agreement is set forth in Article XI.
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                                   ARTICLE II

                            CLOSING AND CLOSING DATE

       The Closing of the transactions contemplated hereby shall occur at the time of the closing of the REIT Purchase Agreement and upon satisfaction of the conditions to Closing set forth herein and therein. The date on which the Closing is required to take place is herein referred to as the "Closing Date." The closing of all of the transactions contemplated hereby shall be deemed to have occurred simultaneously.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

       The Company represents and warrants to Buyer, as of the date hereof, that:

       3.1 Corporate Organization. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority in all material respects to own, lease, and operate its properties and to carry on its business as now being conducted. No actions or proceedings to dissolve the Company are pending or, to the best knowledge of the Company, are threatened.

       3.2    Capitalization of the Company.

              (a)    The authorized [capital stock] of the Company consists of
(i) ___________ shares of Common Stock, of which, as of the date hereof ___________ shares are outstanding and ___________ shares are held in the Company's treasury, and (ii) 10,000,000 shares of Preferred Stock, without par value, of which, as of the date hereof, no shares are outstanding. All outstanding shares of capital stock of the Company have been validly issued and are fully paid and nonassessable, and no shares of capital stock of the Company are subject to, nor have any been issued in violation of, preemptive or similar rights. As of the date hereof, no shares of Common Stock are reserved for issuance.

              (b)    Except as set forth above in subparagraph (a) of this
Section 3.2 and as contemplated by this Agreement, there are outstanding (i) no shares of capital stock or other voting securities of the Company; (ii) no securities of the Company convertible into or exchangeable for shares of capital stock or other voting securities of the Company; (iii) no options or other rights to acquire from the Company, and no obligation of the Company to issue or sell, any shares of capital stock or other voting securities of the Company or any securities of the Company convertible into or exchangeable for such capital stock or voting securities; and (iv) other than employee compensation plans based on the Company's earnings and executive officer employment agreements, no equity equivalents, interests in the ownership or earnings, or other similar rights of or with respect to the Company. There are no outstanding contractual





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obligations of the Company to repurchase, redeem or otherwise acquire any shares of Common Stock or any other securities of the type described in clauses
(i)-(iv) of the preceding sentence.

       3.3 Authority Relative to This Agreement. The Company has full corporate power and authority to execute, deliver, and perform this Agreement to which it is a party and to consummate the transactions contemplated hereby. The execution, delivery, and performance by the Company of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Company. This Agreement has been duly executed and delivered by the Company and constitutes, and the Warrant, when executed by the Company will be, a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally or by general principles of equity.

       3.4 Noncontravention. The execution, delivery, and performance by the Company of this Agreement and the Warrants and the consummation by it of the transactions contemplated hereby do not and will not (i) conflict with or result in a violation of any provision of the Company's Certificate of Incorporation or the Company's Bylaws, as amended, or the charter, bylaws or other governing instruments of any Subsidiary, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage, indenture, lease, agreement, or other instrument or obligation to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties may be bound, (iii) result in the creation or imposition of any Encumbrance upon the properties of the Company or any Subsidiary, or (iv) assuming compliance with the matters referred to in Section 3.5, violate any Applicable Law binding upon the Company or any Subsidiary, except, in the case of clauses (ii), (iii), and (iv) above, for any such conflicts, violations, defaults, terminations, cancellations, accelerations, or Encumbrances which would not, individually or in the aggregate, have a material adverse effect on the business, assets, results of operations, or financial condition of the Company and the Subsidiaries taken as a whole or the ability of the Company to consummate the transactions contemplated hereby.

       3.5 Governmental Approvals. No consent, approval, order, or authorization of, or declaration, filing, or registration with, any Governmental Entity is required to be obtained or made by the Company or any Subsidiary in connection with the execution, delivery, or performance by the Company of this Agreement or the consummation by it of the transactions contemplated hereby, other than (i) compliance with any applicable requirements of the HSR Act; (ii) compliance with any applicable requirements of the Securities Act; (iii) compliance with any applicable requirements of the Exchange Act; (iv) compliance with any applicable state securities laws; and
(v) such consents, approvals, orders, or authorizations which, if not obtained, and such declarations, filings, or registrations which, if not made, would not, individually or in the aggregate, have a material adverse effect on the business, assets, results of operations, or financial condition of the Company or on the ability of the Company to consummate the transactions contemplated hereby. The representations and warranties of the Company contained in this






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Section 3.5, insofar as such representations and warranties pertain to compliance by the Company with the requirements of the Securities Act and applicable state securities laws, are based on the representations and warranties of Buyers contained in Section 4.5.

       3.6 Authorization of Issuance: Reservation of Shares. When issued and delivered pursuant to this Agreement against payment therefor, the Warrants will have been duly authorized, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided therein. During the period within which the Warrants may be exercised, the Company will at all times have authorized and reserved for the purpose of issue upon exercise of the Warrants, a sufficient number of shares of Common Stock to provide for the exercise of the Warrants. All shares of Common Stock which are issuable upon exercise of the Warrants (the "Warrant Shares") will, when issued, be validly issued, fully paid and nonassessable. Upon exercise of the Warrants the issuance of the Warrant Shares will not be subject to any preemptive or similar rights.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF BUYER

       Buyer represents and warrants to the Company that:

       4.1 Organization. Buyer is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation.

       4.2 Authority Relative to This Agreement. Buyer has full power and authority to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance by Buyer of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action of Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes a valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally or by general principles of equity.

       4.3 Noncontravention. The execution, delivery, and performance by Buyer of this Agreement and the consummation by it of the transactions contemplated hereby do not and will not (i) conflict with or result in a violation of any provision of the charter, bylaws, or similar organizational documents of Buyer, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage, indenture, lease, agreement, or other instrument or obligation to which Buyer is a party or by which Buyer or any of its properties may be bound, (iii) result in the creation or imposition of any Encumbrance upon the properties of Buyer, or (iv) violate any Applicable Law binding upon Buyer, except, in the case of clauses (ii), (iii), and (iv) above, for any such conflicts, violations, defaults,






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terminations, cancellations, accelerations, or Encumbrances which would not, individually or in the aggregate, have a material adverse effect on the business, assets, results of operations, or financial condition of Buyer or on the ability of Buyer to consummate the transactions contemplated hereby.

       4.4 Governmental Approvals. Other than any HSR Act filing, no consent, approval, order, or authorization of, or declaration, filing, or registration with, any Governmental Entity is required to be obtained or made by Buyer in connection with the execution, delivery, or performance by Buyer of this Agreement or the consummation by it of the transactions contemplated hereby.

       4.5 Purchase for Investment. Buyer has been furnished with all information that it has requested for the purpose of evaluating the proposed acquisition of the Warrants pursuant hereto, and Buyer has had an opportunity to ask questions of and receive answers from the Company regarding the Company and its business, assets, results of operations, and financial condition and the terms and conditions of the issuance of the Warrants. Buyer is acquiring the Warrants to be purchased by it for its own account for investment and not for distribution in any manner that would violate applicable securities laws. Buyer can bear the risk of an investment in the Warrants, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of a prospective investment in the Warrants. The acquisition of such Warrants by Buyer at Closing shall constitute Buyer's confirmation of the foregoing representations. Buyer understands that such Warrants are being sold to it in a transaction which is exempt from the registration requirements of the Securities Act, and that, in making the representations and warranties contained in Section 3.5 pertaining to compliance by the Company with the requirements of the Securities Act and applicable securities laws, the Company is relying, to the extent applicable, upon Buyer's representations set forth herein.

       4.6 No Other Shares. Except for such rights as may be conferred on Buyer by this Agreement, as of the date hereof, Buyer does not beneficially own, directly or indirectly through any subsidiary or through any affiliate of Buyer in which Buyer directly or indirectly owns stock or equity interests, any shares of capital stock of the Company.

                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

       5.1 Press Releases. Except as may be required by Applicable Law, neither Buyer, on the one hand, nor the Company, on the other, shall issue any press release with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other party (which consent shall not be unreasonably withheld under the circumstances). Any such press release required by Applicable Law shall only be made after reasonable notice to the other party.

       5.2 Stock Exchange Listing. The Company shall use its commercially reasonable best efforts to cause the Warrant Shares to be approved for listing on a national securities exchange, subject to official notice of issuance, or traded in the over-the-counter market and quoted






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on the NASDAQ Stock Market, prior to any exercise by the Company or Crescent of its rights to acquire shares of common stock of Buyer under that certain
Warrant Purchase Agreement from the Company (the "Magellan Warrant").

       5.3    Registration Rights.

              (a) Registration of Warrant Shares. On or before the date that the Company or Crescent first exercises its rights to acquire shares of common stock under the Magellan Warrant, the Company will use its commercially reasonable best efforts to obtain effectiveness of a registration statement under the Securities Act with respect to the issuance of the Warrant Shares upon exercise of the Warrants and the resale of the Registrable Warrant Shares.

              (b) Registration Procedures. With respect to each registration statement filed in accordance with this Section 5.3 (the "Registration Statement"), the Company shall:

                     (i) cause the Registration Statement and the related prospectus and any amendment or supplement, (A) to comply in all material respects with the applicable requirements of the Securities Act and under the rules and regulations promulgated thereunder, and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                     (ii) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith, and upon the mandatory expiration of the Registration Statement, one or more additional registration statements, as may be necessary to keep the Registration Statement effective on a continual basis for so long as the Buyer or its permitted transferee owns any Underlying Warrant Shares; provided that the Company shall not be required to maintain the effectiveness of any Registration Statement filed hereunder for a period in excess of twelve years and ninety (90) days from the Closing Date;

                     (iii) furnish, upon written request, to Buyer a copy of any amendment or supplement to the Registration Statement or prospectus prior to filing it after effectiveness and not file any such amendment or supplement to which Buyer shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations promulgated thereunder;

                     (iv) furnish to Buyer such number of copies of the Registration Statement, each amendment and supplement thereto, the prospectus used in connection therewith (including, without limitation, each preliminary prospectus and final prospectus) and such other document as Buyer may reasonably request in order to facilitate the disposition of the Registrable Warrant Shares owned by Buyer;






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                     (v)    use its best efforts to register or qualify all
       Registrable Warrant Shares covered by the Registration Statement under such other securities or blue sky laws of the states of the United States as may be required for the issuance and sale of the Registrable Warrant Shares, to keep such registration or qualification in effect for so long as the Registration Statement remains in effect except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction in which it is not and would not, but for the requirements of this Section 5.3, be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                     (vi) prior to any sale of the Registrable Warrant Shares effected on a national securities exchange, deliver to such national securities exchange copies of the prospectus to be used in connection with the offering to be conducted pursuant to the Registration Statement;

                     (vii) upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes or in the judgment of the Company may include an untrue statement of a material fact or omits or may omit to state any material fact required to be stated in such prospectus or necessary to make the statements in such prospectus not misleading in the light of the circumstances in which they were made, which circumstance requires amendment of the Registration Statement or supplementation of the prospectus, prepare and file as promptly as reasonably possible a supplement to or an amendment of such prospectus as may be necessary so that, as when delivered (if required by the Securities Act) to a purchaser of Registrable Warrant Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated in such prospectus or necessary to make the statements in such prospectus not misleading in the light of the circumstances in which they were made;

                     (viii) otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations under the Securities Act and, in its discretion, to make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month of the first fiscal quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of section 11(a) of the Securities Act;

                     (ix) provide and cause to be maintained a transfer agent and registrar for all Registrable Warrant Shares covered by the Registration Statement from and after a date not later than the effective date of the Registration Statement;

                     (x) use its commercially reasonable best efforts to list all Registrable Warrant Shares covered by the Registration Statement on any national securities






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       exchange on which securities of the same class as the Registrable
       Warrant Shares are then listed;

                     (xi) after any sale of the Registrable Warrant Shares pursuant to this Section 5.3, to the extent not prohibited by law, cause any restrictive legends to be removed and any transfer restrictions to be rescinded with respect to the Registrable Warrant Shares;

                     (xii) enter into such customary agreements (including, without limitation, underwriting agreements in customary form, substance, and scope) and take all such other actions as the holders of a majority of the Registrable Warrant Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Warrant Shares;

                     (xiii) in the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the disqualification of any Common Stock included in the Registration Statement for sale in any jurisdiction, the Company will use its commercially reasonable best efforts promptly to obtain the withdrawal of such order; and

                     (xiv) use its commercially reasonable best efforts to cause such Registrable Warrant Shares covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Buyer thereof to consummate the disposition of such Warrant Shares.

              (c) Obligations of Buyer. The Buyer holding Registrable Warrant Shares shall furnish to the Company such information regarding the Buyer as the Company may from time to time reasonably request in writing (and will notify the Company of any changes in such information) and as shall be required by the Securities Act in connection with such registration.

              (d) Delay of Sales. During any period in which the Company is maintaining the effectiveness of a Registration Statement for the Registrable Warrant Shares pursuant to this Section 5.3, the Company shall have the right, upon giving notice to the Buyer holding Registrable Warrant Shares of the exercise of such right, to require the Buyer not to sell any Registrable Warrant Shares pursuant to such Registration Statement for a period of time the Company deems reasonably necessary, which time shall be specified in such notice but in no event longer than a period of 90 days, if (i) the Company is engaged in an offering of shares by the Company for its own account or is engaged in or proposes to engage in discussions or negotiations with respect to, or has proposed or taken a substantial step to commence, or there otherwise is pending, any merger, acquisition, other form of business combination, divestiture, tender offer, financing or other transaction, or there is an event or state of facts relating to the Company, in each case which is material to the Company (any such negotiation, step, event or state of facts being herein called a "Material Activity"), (ii) such Material Activity would, in the opinion of counsel for the Company reasonably acceptable to Buyer, require disclosure so as to permit the Registrable






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Warrant Shares to be sold in compliance with applicable law, and (iii) such disclosure would, in the reasonable judgment of the Company, be adverse to its interests in any material respect. The Company shall have no obligation to include in any notice contemplated by this subparagraph (f) any reference to or description of the facts based upon which the Company is delivering such notice.

              (e)    Indemnification.

                     (i) The Company shall indemnify and hold harmless the Buyer holding Registrable Warrant Shares and its directors, Affiliates and officers, and each other person, if any, who controls the Buyer within the meaning of the Securities Act against any losses, claims, damages, liabilities or expenses (including reasonable fees and expenses of counsel), joint or several, to which the Buyer or any such director, Affiliate or officer or participating or controlling person may become subject under the Securities Act or otherwise in connection with or as a result of a sale by the Buyer of the Registrable Warrant Shares, insofar as such losses, claims, damages, liabilities or expenses (or related actions or proceedings) arise out of or are based upon (i) any untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or any document incorporated by reference in the Registration Statement, or (ii) any omission to state in any such document a material fact required to be stated in any such document or necessary to make the statements in any such document not misleading, and the Company will reimburse the Buyer and each such director, Affiliate, officer, participating person and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or expense (or action or proceeding in respect of any such loss, claim, damage, liability or expense) which arises out of or is based upon an untrue statement or omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement except for any untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Buyer or any such director, Affiliate, officer, participating person or controlling person for use in the preparation of the Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Buyer or any such director, Affiliate, officer, participating person or controlling person and shall survive the transfer of Registrable Warrant Shares by the Buyer.

                     (ii) The Buyer shall indemnify and hold harmless (in the same manner and to the same extent as set forth in clause (i) of this subparagraph (f)) the Company, each director of the Company, each officer of the Company who shall sign the Registration Statement and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any untrue statement in or omission from the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus included in the Registration Statement, or any amendment or supplement to the Registration Statement, but only to the extent that such statement or omission was made






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
       in direct reliance upon and in conformity with written information furnished to the Company by the Buyer for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of the Registrable Warrant Shares by the Buyer.

                     (iii) Indemnification under this Section 5.3 shall be made as set forth in Article IX hereof.

              (f) Registration Expenses. All expenses incident to the Company's registration of the Registrable Warrant Shares pursuant to the provisions of this Section 5.3, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or [blue sky laws], printing and engraving expenses, messenger and delivery expenses and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and any selling commissions) and any persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be paid by the Company; provided, that, all expenses incurred by the Buyer holding Registrable Warrant Shares to retain any counsel, accountant or other advisor will not be deemed to be Registration Expenses and will be paid by the Buyer. The underwriting discounts or commissions and any selling commissions together with any stock transfer or similar taxes attributable to sales of the Registrable Warrant Shares will be paid by the Buyer.

       5.4 Fees and Expenses. The parties shall each pay their own fees and expenses and those of their agents, advisors, attorneys and accountants with respect to the negotiation and execution of this Agreement.

       5.5    Restrictions on Transfers: Restrictions on Exercise of Warrants.

              (a) Restrictions on Transfer of Warrants and Warrant Shares. Subject to the provisions of subsections (b) and (c), without having obtained the prior written consent of the Company, the Buyer shall not:

                     (i) sell or transfer any of the Warrants held by it to any other person, except for Excluded Transfers (as defined below) or to a wholly owned Subsidiary; and

                     (ii) prior to the twelfth anniversary of the Closing Date, except for an Excluded Transfer, sell or transfer in a privately negotiated transaction to a single purchaser and its Affiliates, or any "Group" (as such term is defined in Rule 13d-5(b)(1) under the Exchange
       Act) any combination of Warrants and/or Warrant Shares, if the aggregate number of Warrant Shares and Underlying Warrant Shares to be so transferred equals 5% or more of the Common Stock then outstanding on a fully-diluted basis (i.e. including all shares of Common Stock issuable under the terms of any options, warrants and similar rights).






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
              (b) Exceptions to Transfer Restrictions. Notwithstanding subsection (a), the Buyer may sell or transfer any of the Warrants and/or Warrant Shares to any person pursuant to, as a result of, or in connection with
(i) a tender offer or an exchange offer approved by the Board of Directors of the Company; (ii) the consummation of a merger (provided the Company is not the surviving corporation in such merger), consolidation, or a sale of all or substantially all the assets of the Company; or (iii) any other "Fundamental Change Transaction" (as such term is defined in the Warrant).

              (c) Transferees. During the period in which the restrictions set forth in this Section 5.5 remain applicable, neither Buyer nor any transferee shall be entitled to, directly or indirectly, sell or transfer any of the Warrants and/or Warrant Shares in an Excluded Transfer to any person who is not a party to this Agreement, unless the purported transferee executes an instrument acknowledging that it is bound by the terms of this Section 5.5 and such instrument is delivered to the Company.

       5.6 Indemnification of Brokerage. Each of the parties hereto agrees to indemnify and hold harmless each other party from and against any claim or demand for a commission or other compensation by any financial advisor, broker, agent, finder, or similar intermediary claiming to have been employed by or on behalf of such indemnifying party and to bear the cost of legal fees and expenses incurred in defending against any such claim or demand.

       5.7 Delivery of Information. The Company will deliver to the Buyer promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K (or their equivalents) which the Company shall have filed with the Commission or any similar reports filed with any state securities commission or office.

       5.8 Rule 144 and Rule 144A Information. With a view to making available to the Buyer the benefits of Rule 144 and Rule 144A promulgated under the 1933 Act and any other rule or regulation of the Commission that may at any time permit the Buyer to sell Common Stock of the Company to the public without registration, the Company agrees to:

                     (i) make and keep public information available, as those terms are understood and defined in Rule 144;

                     (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                     (iii) furnish to Buyer forthwith upon request (A) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company under the Securities Act and the Exchange Act and (C) such other information as may be reasonably requested by each Buyer in availing itself of any rule or regulation of the Commission which permits the selling of any such securities without registration; and

                     (iv) comply with all rules and regulations of the Commission applicable to the Company in connection with use of Rule 144A (or any successor thereto); and

                     (v) within five business days of the Company's receipt of a request made by, or on behalf of, any prospective transferee who is a Qualified Institutional Buyer (as defined in Rule 144A) and would be purchasing Common Stock of the Company in reliance upon Rule 144A), provide to such prospective transferee copies of annual audited and quarterly unaudited financial statements of the Company for it to comply with Rule 144A.

       5.9    Standstill.

              (a) General. Buyer agrees that during the four year period ending on the anniversary of the Closing Date, it will not, and it will cause its Affiliates and employees not to, purchase additional shares of the Company's Common Stock (or other Equity Securities) so that Buyer and its Affiliates and employees collectively own 20% or more of the Company's Common Stock then outstanding; provided, however, that Buyer and its Affiliates and employees shall not be deemed to own 20% or more of the Common Stock then outstanding solely by reason of the Company's purchase of any Common Stock unless thereafter Buyer and its Affiliates and employees purchase any additional shares of Common Stock (excluding any acquisition of Warrant Shares upon exercise of the Warrants, which shall not be restricted hereunder).

              (b) Additional Standstill Obligations. Buyer further agrees that during the twelve year period ending on the anniversary of the Closing Date, it will not, and it will cause its Affiliates and employees not to, without prior Company consent, (i) effect or cause to be effected any (A) "solicitation" of "proxies" (as such terms are used in the proxy rules of the Commission) with respect to the Company or any action resulting in such person becoming a "participant" in any "election contest" (as such terms are used in the proxy rules of the Commission) with respect to the Company, or (B) any tender or exchange offer or offer for a merger, consolidation, share exchange or business combination involving the Company or substantially all of its assets, (ii) propose any matter for submission to a vote of the stockholders of the Company, or (iii) sell any shares of the Company's Common Stock (or other Equity Securities) short.

       5.10 Notices. The Company agrees to give the Buyer notice of any of the events referred to in Section 4(g) of the Warrants at least five (5) Business Days prior to any record date established or related to any such event which the Buyer agrees to keep strictly confidential unless and until any such event has been publicly announced.

       5.11 Survival of Covenants. Except for any covenant or agreement which by its terms expressly terminates as of a specific date, the covenants and agreements of the parties hereto contained in this Agreement shall survive the Closing without contractual limitation.

                                   ARTICLE VI

                    CONDITIONS TO OBLIGATIONS OF THE COMPANY

       The obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

       6.1 Representations and Warranties True. All the representations and warranties of Buyer contained in this Agreement shall be true and correct on and as of the Closing Date in all material respects, except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such specified date, except to the extent contemplated by this Agreement.

       6.2 Covenants and Agreements Performed. Buyer shall have performed and complied with all covenants and agreements required by this Agreement, if any, to be performed or complied with by it on or prior to the Closing Date in all material respects.

       6.3 HSR Act. To the extent that the HSR Act is applicable to the transaction contemplated herein, all waiting periods (and any extensions thereof) applicable to this Agreement and the transactions contemplated hereby under the HSR Act shall have expired or been terminated.

       6.4 Legal Proceedings. No Proceeding shall, on the Closing Date, be pending or threatened seeking to restrain, prohibit, or obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

       6.5 Certificate. The Company shall have received a certificate executed by a duly authorized person on behalf of Buyer dated the Closing Date, representing and certifying, in such detail as the Company may reasonably request, that the conditions set forth in Sections 6.1, 6.2 and 6.4 have been fulfilled.

       6.6 Satisfaction of Conditions. All conditions to closing set forth in the REIT Purchase Agreement have been satisfied or waived.

       6.7 Other Transactions. All Transactions under the other Transaction Documents (as defined in the REIT Purchase Agreement) have been consummated contemporaneously herewith.

                                  ARTICLE VII

                       CONDITIONS TO OBLIGATIONS OF BUYER

       The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

       7.1 Representations and Warranties True. All the representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the Closing Date in all material respects, except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such specified date, except to the extent contemplated by this Agreement.

       7.2 Covenants and Agreements Performed. The Company shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date in all material respects.

       7.3 Legal Proceeding. No Proceeding shall, on the Closing Date, be pending or threatened seeking to restrain, prohibit, or obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

       7.4 Certificates. Buyer shall have received a certificate or certificates representing the Warrants, in definitive form representing the Warrants purchased by it, ( in substantially the form set forth in Exhibit A hereto) registered in the name of Buyer and duly executed by the Company.

       7.5 Satisfaction of Conditions. All conditions to closing the REIT Purchase Agreement have been satisfied or waived.

       7.6 Other Transactions. All Transactions under the other Transaction Documents (as defined in the REIT Purchase Agreement) have been consummated contemporaneously herewith.

                                  ARTICLE VIII

                       TERMINATION, AMENDMENT, AND WAIVER

       8.1 Termination. This Agreement shall be terminated and the transactions contemplated hereby abandoned if the REIT Purchase Agreement is terminated.

       8.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement shall become void and have no effect, except that the agreements contained in this Section and in Sections 5.1, 5.4 and 5.6 and Article IX shall survive the termination hereof. Nothing contained in this Section shall relieve any party from liability for any breach of this Agreement.

       8.3 Amendment. This Agreement may not be amended except by an instrument in writing signed by or on behalf of all the parties hereto.

       8.4 Waiver. No failure or delay by a party hereto in exercising any right, power, or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The provisions of this Agreement may not be waived except by an instrument in writing signed by or on behalf of the party against whom such waiver is sought to be enforced.

                                   ARTICLE IX

                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

       9.1 Survival. The representations and warranties of the parties hereto contained in this Agreement or in any certificate, instrument or document delivered pursuant hereto shall survive the Closing, regardless of any investigation made by or on behalf of any party, until the first anniversary of the Closing Date (the "Survival Date"). No action may be brought with respect to a breach of any representation after the Survival Date unless, prior to such time, the party seeking to bring such an action has notified the other party of such claim, specifying in reasonable detail the nature of the loss suffered. The provisions of this Section 9.1 shall have no effect upon any of the covenants of the parties set forth in Article V or any of the other obligations of the parties hereto under the Agreement, whether to be performed later, at or after the Closing.

       9.2 Indemnification by Company. The Company shall indemnify, defend, and hold harmless Buyer from and against any and all claims, actions, causes of action, demands, losses, damages, liabilities, costs, and expenses (including reasonable attorneys' fees and expenses) (collectively, "Damages"), asserted against, resulting to, imposed upon, or incurred by Buyer, directly or indirectly, by reason of or resulting from any breach by the Company of any of its representations, warranties, covenants, or agreements contained in this Agreement or in any certificate, instrument, or document delivered pursuant hereto. Notwithstanding anything to the contrary contained herein, the Company's indemnity obligations hereunder (i) will not extend to Damages arising out of negligence, willful misconduct or fraud of the Buyer, and (ii) with respect to indemnification claims under this Section 9.2 (other than, for each of (i) and (ii), Damages related to the ability of the Buyer to exercise the Warrants, receive the Warrant Shares, effect the registration of the Warrant Shares or sell the Warrant Shares), the Company's indemnification obligations (x) for a period of two (2) years following the Closing, shall not arise until the aggregate claims resulting from the breach exceed $1,000,000, at which time such indemnity obligations shall cover all claims, and (y) after two (2) years following the Closing, shall not arise until the aggregate claims during such period resulting from the breach exceed $10,000,000, at which time such indemnity obligations shall cover all claims.

       9.3 Indemnification by Buyer. Buyer shall indemnify, defend, and hold harmless the Company from and against any and all Damages asserted against, resulting to, imposed upon, or incurred by the Company, directly or indirectly, by reason of or resulting from any breach by Buyer of any of its representations, warranties, covenants, or agreements contained in this Agreement or in any certificate, instrument, or document delivered pursuant hereto. Notwithstanding anything to the contrary contained herein, Buyer's indemnity obligations hereunder (i) will not extend to Damages arising out of negligence, willful misconduct or fraud of the Company, and (ii) with respect to indemnification claims under this Section 9.3, the Buyer's indemnification obligations (x) for a period of two (2) years following the Closing, shall not arise until the aggregate claims resulting from the breach exceed $1,000,000, at which time such indemnity obligations shall cover all claims, and (y) after two (2) years following the Closing, shall not arise until the aggregate claims during such period resulting from the breach exceed $10,000,000, at which time such indemnity obligations shall cover all claims.

       9.4 Procedure for Indemnification. Promptly after receipt by an indemnified party under Section 9.2 or 9.3 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such Section, give written notice to the indemnifying party of the commencement thereof, but the failure so to notify the indemnifying party shall not relieve it of any liability that it may have to any indemnified party except to the extent the indemnifying party demonstrates that the defense of such action is prejudiced thereby. In case any such action shall be brought against an indemnified party and it shall give written notice to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. If the indemnifying party elects to assume the defense of such action, the indemnified party shall have the right to employ separate counsel at its own expense and to participate in the defense thereof. If the indemnifying party elects not to assume (or fails to assume) the defense of such action, the indemnified party shall be entitled to assume the defense of such action with counsel of its own choice, at the expense of the indemnifying party. If the action is asserted against both the indemnifying party and the indemnified party and there is a conflict of interests which renders it inappropriate for the same counsel to represent both the indemnifying party and the indemnified party, the indemnifying party shall be responsible for paying for separate counsel for the indemnified party; provided, however, that if there is more than one indemnified party, the indemnifying party shall not be responsible for paying for more than one separate firm of attorneys to represent the indemnified parties, regardless of the number of indemnified parties. The indemnifying party shall have no liability with respect to any compromise or settlement of any action effected without its written consent (which shall not be unreasonably withheld).

                                   ARTICLE X

                                 MISCELLANEOUS

       10.1 Notices. All notices, requests, demands, and other communications required or permitted to be given or made hereunder by any party hereto shall be in writing and shall be deemed to have been duly given or made if delivered personally, or transmitted by first class registered or certified mail, postage prepaid, return receipt requested, or sent by prepaid overnight delivery service, or sent by cable, telegram, or telefax, to the parties at the addresses and telefax numbers set forth opposite their names on the signature page hereof (or at such other addresses and telefax numbers as shall be specified by the parties by like notice).

       10.2 Entire Agreement. This Agreement, together with the Transaction Agreements, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

       10.3 Binding Effect; Assignment; No Third Party Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors, and permitted assigns. Except as otherwise expressly provided in this Agreement, neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Except as provided in Article IX, nothing in this Agreement, express or implied, is intended to or shall confer upon any person other than the parties hereto, and their respective legal representatives, successors, and permitted assigns, any rights, benefits, or remedies of any nature whatsoever under or by reason of this Agreement.

       10.4 Severability. If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

       10.5 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

       10.6 Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.

                                   ARTICLE XI

                                  DEFINITIONS

       11.1 Certain Defined Terms. As used in this Agreement, each of the following terms has the meaning given it in this Article:

              "Affiliate" has the meaning specified in Rule 12b-2 promulgated under the Exchange Act.

              "Applicable Law" means any statute, law, rule, or regulation or any judgment, order, writ, injunction, or decree of any Governmental Entity to which a specified person or property is subject.

              "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in Atlanta, Georgia or Dallas, Texas are authorized or obligated by law or executive order to close.

              "Encumbrances" means liens, charges, pledges, options, mortgages, deeds of trust, security interests, claims, restrictions (whether on voting, sale, transfer, disposition, or otherwise), easements, and other encumbrances of every type and description, whether imposed by law, agreement, understanding, or otherwise.

              "Equity Ownership Interests" shall mean, with respect to the Buyer, at any time, the fraction (a) having as its numerator the number of shares of Common Stock and Underlying Warrant Shares held beneficially by the Buyer at such time, and (b) having as its denominator the aggregate number of shares of Common Stock (calculated on a fully diluted basis) issued and outstanding at such time.

              "Equity Securities" means any capital stock of the Company, and any securities directly or indirectly convertible into, or exercisable or exchangeable for any capital stock of the Company, or any right, option, warrant or other security which, with the payment of additional consideration, the expiration of time or the occurrence of any event shall give the holder thereof the right to acquire any capital stock of the company or any security convertible into or exercisable or exchangeable for, any capital stock of the Company.

              "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              "Governmental Entity" means any court or tribunal in any jurisdiction (domestic or foreign) or any public, governmental, or regulatory body, agency, department, commission, board, bureau, or other authority or instrumentality (domestic or foreign).

              "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

              "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, enterprise, unincorporated organization, or Governmental Entity.

              "Proceedings" means all proceedings, actions, suits, investigations, and inquiries by or before any arbitrator or Governmental Entity.

              "Registrable Warrant Shares" means the Warrant Shares and any Common Stock or other Equity Securities issued with respect thereto by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

              "Rights Agreement" means that certain Rights Agreement, dated as of July 21,1992 between the Company and First Union National Bank of North Carolina, as rights agent.

              "Securities Act" means the Securities Act of 1933, as amended.

              "Subsidiary" means any corporation more than 50% of whose outstanding voting securities, or any general partnership, joint venture, or similar entity more than 50% of whose total equity interests, is owned, directly or indirectly, by the Company, or any limited partnership of which the Company or any Subsidiary is a general partner.

              "Underlying Warrant Shares" shall mean, at any time, all shares of Common Stock which may be acquired upon exercise of the Warrants.
       For purposes hereof, any person who holds Warrants shall be deemed to be the holder of the Underlying Warrant Shares obtainable upon exercise of such Warrants.

       11.2 Certain Additional Defined Terms. In addition to such terms as are defined in the opening paragraph of and the recitals to this Agreement and in Section 11.1, the following terms are used in this Agreement as defined in the Sections set forth opposite such terms:

        Defined Term                                           Section Reference
        ------------                                           -----------------
        Closing  . . . . . . . . . . . . . . . . . . . . . . . . . Article II
        Closing Date   . . . . . . . . . . . . . . . . . . . . . . Article II
        Damages  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9.2
        Excluded Transfer  . . . . . . . . . . . . . . . . . . . . . . .  5.5
        Material Activity  . . . . . . . . . . . . . . . . . . . . . . .  5.3
        Purchase Price   . . . . . . . . . . . . . . . . . . . . . . . .  1.2
        Registration Expenses  . . . . . . . . . . . . . . . . . . . . .  5.3
        Registration Statement   . . . . . . . . . . . . . . . . . . . .  5.3
        Survival Date  . . . . . . . . . . . . . . . . . . . . . . . . .  9.1
        Warrant Shares   . . . . . . . . . . . . . . . . . . . . . . . .  3.6
        Warrants   . . . . . . . . . . . . . . . . . . . . . . . . . . .  1.1

       IN WITNESS WHEREOF, the parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.


                                        MAGELLAN HEALTH SERVICES, INC.
       Address:
       3414 Peachtree Road, N.E.
       Suite 1400                       By:
       Atlanta, Georgia 30326               -----------------------------------
       Fax: (404) 814-5717                  E. Mac Crawford, Chairman and
                                            and Chief Executive Officer



                                        [CRESCENT OPPORTUNITY CORP.]



                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                    ANNEX I

                                             Number of Warrant
                         Date First         Shares Issuable Upon      End of Exercise
Warrant [Number]       Exercisable(1)      Exercise of Warrants(1)         Period
----------------       --------------      -----------------------    ---------------
      [1]              April 30, 1998                                   May 30, 2001

      [2]              April 30, 1999                                   May 30, 2002

      [3]              April 30, 2000                                   May 30, 2003

      [4]              April 30, 2001                                   May 30, 2004

      [5]              April 30, 2003                                   May 30, 2005

      [6]              April 30, 2003                                   May 30, 2006

      [7]              April 30, 2004                                   May 30, 2007

      [8]              April 30, 2005                                   May 30, 2008

      [9]              April 30, 2006                                   May 30, 2009

      [10]             April 30, 2007                                   May 30, 2009

      [11]             April 30, 2008                                   May 30, 2009

---------------

   (1) Notwithstanding anything to the contrary in this Annex I, (i) as to each numbered Warrant, no exercise shall be allowed until either the Company or Crescent exercises its corresponding numbered warrant under the Magellan Warrant and (ii) the number of Warrant Shares issuable upon exercise of each Warrant shall be limited to the number of Warrant Shares that bears the same relationship to the number of Warrant Shares listed above for such Warrant as the number of shares of common stock of Buyer issued to Crescent and the Company, pursuant to the Magellan Warrant, in connection with the corresponding numbered warrants, bears to the number of shares of Common Stock of Buyer issuable under such numbered warrants.